                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 205497


                            ______________________



                                   FORM 8-K


                                CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): December 14, 1998


                        PHARMACEUTICAL RESOURCES, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



 NEW JERSEY                       FILE NUMBER 1-10827         22-3122182
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)



              ONE RAM RIDGE ROAD, SPRING VALLEY, NEW YORK       10977
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)         (ZIP CODE)



Registrant's telephone number, including area code: (914) 425-7100



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ITEM 8.   CHANGE IN FISCAL YEAR.
-------   ---------------------

     On December 14, 1998, the Board of Directors of Pharmaceutical Resources, Inc. (the "Registrant") resolved to change the fiscal year of the Registrant from September 30 to December 31.

     Accordingly, the current fiscal year of the Registrant will commence on January 1, 1999 and will end on December 31, 1999, and the fiscal quarters will end on April 3, 1999, July 3, 1999, October 2, 1999 and December 31, 1999. The periodic report of the Registrant for the transition period (October 1, 1998 through December 31, 1998) will be filed on Form 10-Q.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange of Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


December 29, 1998


                              PHARMACEUTICAL RESOURCES, INC.
                              ------------------------------
                                                (Registrant)



                                        /s/Kenneth I. Sawyer
                                        --------------------
                                        Kenneth I. Sawyer
                                        President and
                                        Chief Operating Officer



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